EXHIBIT 10.2
Promissory Note
(Multi-Rate Options)

$30,000,000.00                                                                                                                                July 28, 2011

FOR VALUE RECEIVED, EMERGENT BIOSOLUTIONS INC., a Delaware corporation (the “Borrower”), with an address at 2273 Research Boulevard, Suite 400, Rockville, Maryland 20850, promises to pay to the order of PNC BANK, NATIONAL ASSOCIATION (the “Bank”), in lawful money of the United States of America in immediately available funds at its offices located at 800 17th Street, N.W., Washington, DC 20006, or at such other location as the Bank may designate from time to time, the principal sum of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00) (the “Facility”), or so much thereof as shall have been advanced under that certain Construction Loan Agreement of even date herewith, between the Borrower and the Bank (as amended, modified or renewed from time to time, the “Agreement”) together with interest accruing from the date of initial advance on the outstanding principal balance hereof, as provided below:

1. Advances.  This is a committed line of credit pursuant to which the Borrower may borrow, repay and reborrow, and the Bank, subject to the terms and conditions of this Note and the Loan Documents (as hereinafter defined), will make advances to the Borrower until the Expiration Date.  The “Expiration Date” shall mean July 28, 2012, or such later date as may be designated by the Bank by written notice from the Bank to the Borrower.  The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Facility or this Note beyond the Expiration Date.  The Borrower may request advances hereunder upon giving oral or written notice to the Bank by 11:00 a.m. (Pittsburgh, Pennsylvania time) (a) on the day of the proposed advance, in the case of advances to bear interest under the Base Rate Option (as hereinafter defined) and (b) three (3) Business Days prior to the proposed advance, in the case of advances to bear interest under the LIBOR Option (as hereinafter defined), followed promptly thereafter by the Borrower written confirmation to the Bank of any oral notice.  The aggregate unpaid principal amount of advances under this Note shall not exceed the face amount of this Note.

2. Rate of Interest.  Each advance outstanding under this Note will bear interest at a rate or rates per annum as may be selected by the Borrower from the interest rate options set forth below (each, an “Option”):

(i) Base Rate Option.  A rate of interest per annum which is at all times equal to (A) the Base Rate plus (B) fifty (50) basis points (0.50%).  If and when the Base Rate (or any component thereof) changes, the rate of interest with respect to any advance to which the Base Rate Option applies will change automatically without notice to the Borrower, effective on the date of any such change.  There are no required minimum interest periods for advances bearing interest under the Base Rate Option.

(ii) LIBOR Option.  A rate per annum equal to (A) LIBOR for the applicable LIBOR Interest Period plus (B) three hundred (300) basis points (3.00%).

For purposes hereof, the following terms shall have the following meanings:

“Base Rate” shall mean the highest of (A) the Prime Rate, and (B) the sum of the Federal Funds Open Rate plus fifty (50) basis points (0.50%), and (C) the sum of the Daily LIBOR Rate plus one hundred (100) basis points (1.00%), so long as a Daily LIBOR Rate is offered, ascertainable and not unlawful.

“Business Day” shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required by law to be closed for business in Pittsburgh, Pennsylvania.

“Daily LIBOR Rate” shall mean, for any day, the rate per annum determined by the Bank by dividing (x) the Published Rate by (y) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“Federal Funds Open Rate” shall mean, for any day, the rate per annum (based on a year of 360 days and actual days elapsed) which is the daily federal funds open rate as quoted by ICAP North America, Inc. (or any successor) as set forth on the Bloomberg Screen BTMM for that day opposite the caption “OPEN” (or on such other substitute Bloomberg Screen that displays such rate), or as set forth on such other recognized electronic source used for the purpose of displaying such rate as selected by the Bank (an “Alternate Source”) (or if such rate for such day does not appear on the Bloomberg Screen BTMM (or any substitute screen) or on any Alternate Source, or if there shall at any time, for any reason, no longer exist a Bloomberg Screen BTMM (or any substitute screen) or any Alternate Source, a comparable replacement rate determined by the Bank at such time (which determination shall be conclusive absent manifest error); provided however, that if such day is not a Business Day, the Federal Funds Open Rate for such day shall be the “open” rate on the immediately preceding Business Day.  The rate of interest charged shall be adjusted as of each Business Day based on changes in the Federal Funds Open Rate without notice to the Borrower.

“LIBOR” shall mean, with respect to any advance to which the LIBOR Option applies for the applicable LIBOR Interest Period, the interest rate per annum determined by the Bank by dividing (the resulting quotient rounded upwards, at the Bank’s discretion, to the nearest 1/100th of 1%) (i) the rate of interest determined by the Bank in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the eurodollar rate two (2) Business Days prior to the first day of such LIBOR Interest Period for an amount comparable to such advance and having a borrowing date and a maturity comparable to such LIBOR Interest Period by (ii) a number equal to 1.00 minus the LIBOR Reserve Percentage.

“LIBOR Interest Period” shall mean, as to any advance to which the LIBOR Option applies, the period of one (1), two (2), three (3) or six (6) month/months as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, commencing on the date of disbursement of an advance (or the date of conversion of an advance to the LIBOR Option, as the case may be) and each successive period selected by the Borrower thereafter; provided that, (i) if a LIBOR Interest Period would end on a day which is not a Business Day, it shall end on the next succeeding Business Day unless such day falls in the next succeeding calendar month in which case the LIBOR Interest Period shall end on the next preceding Business Day, (ii) the Borrower may not select a LIBOR Interest Period that would end on a day after the Expiration Date, and (iii) any LIBOR Interest Period that begins on the last Business Day of a calendar month (or a day for which there is no numerically corresponding day in the last calendar month of such LIBOR Interest Period) shall end on the last Business Day of the last calendar month of such LIBOR Interest Period.

“LIBOR Reserve Percentage” shall mean the maximum effective percentage in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as “Eurocurrency liabilities”).

“Prime Rate” shall mean the rate publicly announced by the Bank from time to time as its prime rate.  The Prime Rate is determined from time to time by the Bank as a means of pricing some loans to its borrowers.  The Prime Rate is not tied to any external rate of interest or index, and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers.

“Published Rate” shall mean the rate of interest published each Business Day in the Wall Street Journal “Money Rates” listing under the caption “London Interbank Offered Rates” for a one month period (or, if no such rate is published therein for any reason, then the Published Rate shall be the eurodollar rate for a one month period as published in another publication selected by the Bank).

LIBOR and the Daily LIBOR Rate shall be adjusted with respect to any advance to which the LIBOR Option or Base Rate Option applies, as applicable, on and as of the effective date of any change in the LIBOR Reserve Percentage.  The Bank shall give prompt notice to the Borrower of LIBOR or the Daily LIBOR Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

If the Bank determines (which determination shall be final and conclusive) that, by reason of circumstances affecting the eurodollar market generally, deposits in dollars (in the applicable amounts) are not being offered to banks in the eurodollar market for the selected term, or adequate means do not exist for ascertaining LIBOR, then the Bank shall give notice thereof to the Borrower.  Thereafter, until the Bank notifies the Borrower that the circumstances giving rise to such suspension no longer exist, (a) the availability of the LIBOR Option shall be suspended and (b) the interest rate for all advances then bearing interest under the LIBOR Option shall be converted at the expiration of the then current LIBOR Interest Period(s) to the Base Rate Option.

In addition, if, after the date of this Note, the Bank shall determine (which determination shall be final and conclusive) that any enactment, promulgation or adoption of or any change in any applicable law, rule or regulation, or any change in the interpretation or administration thereof by a governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by the Bank with any guideline, request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency shall make it unlawful or impossible for the Bank to make or maintain or fund loans based on LIBOR, the Bank shall notify the Borrower.  Upon receipt of such notice, until the Bank notifies the Borrower that the circumstances giving rise to such determination no longer apply, (a) the availability of the LIBOR Option shall be suspended and (b) the interest rate on all advances then bearing interest under the LIBOR Option shall be converted to the Base Rate Option either (i) on the last day of the then current LIBOR Interest Period(s) if the Bank may lawfully continue to maintain advances based on LIBOR to such day, or (ii) immediately if the Bank may not lawfully continue to maintain advances based on LIBOR.

The foregoing notwithstanding, it is understood that the Borrower may select different Options to apply simultaneously to different portions of the advances and may select up to up to six (6) different interest periods to apply simultaneously to different portions of the advances bearing interest under the LIBOR Option; provided that, for the purpose of determining the number of interest periods, advances bearing interest at the Base Rate Option shall be deemed to constitute an interest period.  For example, if a portion of the advances is bearing interest at the Base Rate Option, then the Borrower would be able to select up to five (5) different interest periods to apply with respect to the LIBOR Option.  Interest hereunder will be calculated based on the actual number of days that principal is outstanding over a year of 360 days.  In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

3. Interest Rate Election.  Subject to the terms and conditions of this Note, at the end of each interest period applicable to any advance, the Borrower may renew the Option applicable to such advance or convert such advance to a different Option; provided that, during any period in which any Event of Default (as hereinafter defined) has occurred and is continuing, any advances bearing interest under the LIBOR Option shall, at the Bank’s sole discretion, be converted at the end of the applicable LIBOR Interest Period to the Base Rate Option, and the LIBOR Option will not be available to the Borrower with respect to any new advances (or with respect to the conversion or renewal of any existing advances) until such Event of Default has been cured by the Borrower or waived by the Bank.  The Borrower shall notify the Bank of each election of an Option, each conversion from one Option to another, the amount of the advances then outstanding to be allocated to each Option and where relevant the interest periods therefor.  In the case of converting to the LIBOR Option, such notice shall be given at least three (3) Business Days prior to the commencement of any LIBOR Interest Period.  If no interest period is specified in any such notice for which the resulting advance is to bear interest under the LIBOR Option, the Borrower shall be deemed to have selected a LIBOR Interest Period of one month’s duration.  If no notice of election, conversion or renewal is timely received by the Bank with respect to any advance, the Borrower shall be deemed to have elected the Base Rate Option.  Any such election shall be promptly confirmed in writing by such method as the Bank may require.

4. Advance Procedures.  A request for advance made by telephone must be promptly confirmed in writing by such method as the Bank may require.  The Borrower authorizes the Bank to accept telephonic requests for advances, and the Bank shall be entitled to rely upon the authority of any person providing such instructions.  The Borrower hereby indemnifies and holds the Bank harmless from and against any and all damages, losses, liabilities, costs and expenses (including reasonable attorneys’ fees and expenses) which may arise or be created by the acceptance of such telephone requests or making such advances except to the extent such damages, losses, liabilities, costs and expenses arise from the Bank’s intentional misconduct or grossly negligent act or omission.  The Bank will enter on its books and records, which entry when made will be presumed correct, the date and amount of each advance, the interest rate and interest period applicable thereto, as well as the date and amount of each payment.

5. Payment Terms.  Prior to the Expiration Date, monthly payments of interest only will be due and payable commencing on August 28, 2011.  From and after the Expiration Date until July 28, 2017, in addition to monthly payments of interest, monthly payments of principal in an amount sufficient to amortize the outstanding principal balance of this Note as of the Completion Date over a term of twenty (20) years shall be due and payable on the first day of each calendar month.  Any outstanding principal and accrued interest shall be due and payable in full on July 28, 2017 (the “Maturity Date”).

If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank’s office indicated above is located, such payment shall be made on the next succeeding Business Day and such extension of time shall be included in computing interest in connection with such payment.  The Borrower hereby authorizes the Bank to charge the Borrower’s deposit account at the Bank for any payment when due hereunder.  Payments received will be applied to charges, fees and expenses (including attorneys’ fees), accrued interest and principal in any order the Bank may choose, in its sole discretion.

6. Late Payments; Default Rate.  If the Borrower fails to make any payment of principal, interest or other amount coming due pursuant to the provisions of this Note within fifteen (15) calendar days of the date due and payable, the Borrower also shall pay to the Bank a late charge equal to the greater of five percent (5%) of the amount of such payment or $100.00 (the “Late Charge”).  Such fifteen (15) day period shall not be construed in any way to extend the due date of any such payment.  Upon maturity, whether by acceleration, demand or otherwise, and at the Bank’s option upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, each advance outstanding under this Note shall bear interest at a rate per annum (based on the actual number of days that principal is outstanding over a year of 360 days) which shall be three percentage points (3%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the “Default Rate”).  The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.  Both the Late Charge and the Default Rate are imposed as liquidated damages for the purpose of defraying the Bank’s expenses incident to the handling of delinquent payments, but are in addition to, and not in lieu of, the Bank’s exercise of any rights and remedies hereunder, under the other Loan Documents or under applicable law, and any fees and expenses of any agents or attorneys which the Bank may employ.  In addition, the Default Rate reflects the increased credit risk to the Bank of carrying a loan that is in default.  The Borrower agrees that the Late Charge and Default Rate are reasonable forecasts of just compensation for anticipated and actual harm incurred by the Bank, and that the actual harm incurred by the Bank cannot be estimated with certainty and without difficulty.

7. Prepayment.  The Borrower shall have the right to prepay any advance hereunder at any time and from time to time, in whole or in part; subject, however, to payment of any break funding indemnification amounts owing pursuant to paragraph 8 below.

8. Yield Protection; Break Funding Indemnification.  The Borrower shall pay to the Bank on written demand therefor, together with the written evidence of the justification therefor, all direct costs incurred, losses suffered or payments made by Bank by reason of any change in law or regulation or its interpretation imposing any reserve, deposit, allocation of capital, or similar requirement (including without limitation, Regulation D of the Board of Governors of the Federal Reserve System) on the Bank, its holding company or any of their respective assets.  In addition, the Borrower agrees to indemnify the Bank against any liabilities, losses or expenses (including, without limitation, loss of margin, any loss or expense sustained or incurred in liquidating or employing deposits from third parties, and any loss or expense incurred in connection with funds acquired to effect, fund or maintain any advance (or any part thereof) bearing interest under the LIBOR Option) which the Bank sustains or incurs as a consequence of either (i) the Borrower’s failure to make a payment on the due date thereof in connection with any amounts bearing interest under the LIBOR Option, (ii) the Borrower’s revocation (expressly, by later inconsistent notices or otherwise) in whole or in part of any notice given to Bank to request, convert, renew or prepay any advance bearing interest under the LIBOR Option, or (iii) the Borrower’s payment or prepayment (whether voluntary, after acceleration of the maturity of this Note or otherwise) or conversion of any advance bearing interest under the LIBOR Option on a day other than the last day of the applicable LIBOR Interest Period.  A notice as to any amounts payable pursuant to this paragraph given to the Borrower by the Bank shall, in the absence of manifest error, be conclusive and shall be payable upon demand.  The Borrower’s indemnification obligations hereunder shall survive the payment in full of the advances and all other amounts payable hereunder.

9. Other Loan Documents.  This Note is issued in connection with loan agreement between the Borrower and the Bank dated on or before the date hereof, and the other agreements and documents executed in connection therewith or referred to therein, the terms of which are incorporated herein by reference (as amended, modified or renewed from time to time, collectively the "Loan Documents"), and is secured by the property described in the Loan Documents (if any) and by such other collateral as previously may have been or may in the future be granted to the Bank to secure this Note.

10. Events of Default.  The occurrence of any of the following events will be deemed to be an “Event of Default” under this Note:  (i) the nonpayment of any principal, interest or other indebtedness under this Note within seven (7) days of when due; (ii) the occurrence of any event of default or any default and the lapse of any notice or cure period under or contained in any Loan Document or any other document now or in the future evidencing or securing any debt, liability or obligation of any Obligor to the Bank; (iii) the filing by or against any Obligor of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against any Obligor, such proceeding is not dismissed or stayed within 30 days of the commencement thereof, provided that the Bank shall not be obligated to advance additional funds hereunder during such period); (iv) any assignment by any Obligor for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of any Obligor held by or deposited with the Bank; (v) a default with respect to any other indebtedness of any Obligor for borrowed money in excess of $10,000,000, if the effect of such default is to cause or permit the acceleration of such debt; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against any collateral securing the obligations of any Obligor to the Bank; (vii) the entry of a final judgment for the payment of money in excess of $10,000,000 against any Obligor and the failure of such Obligor to discharge the judgment within ten (10) days of the entry thereof; (viii) any material adverse change in business, assets, operations, financial condition or results of operations of the Consolidated Group; (ix) any Obligor ceases doing business as a going concern; (x) any representation or warranty made by any Obligor to the Bank in any Loan Document or any other documents now or in the future evidencing or securing the obligations of any Obligor to the Bank, is false, erroneous or misleading in any material respect; or (xi) the wrongful revocation or attempted revocation, in whole or in part, of any guarantee by any Obligor.  As used herein, the term “Obligor” means any Borrower and any guarantor of, or any pledgor, mortgagor or other person or entity providing collateral support for, the Borrower’s obligations to the Bank existing on the date of this Note or arising in the future.  As used herein, the “Consolidated Group” means the Borrower and all of its subsidiary and affiliate entities on a consolidated basis.

Notwithstanding the foregoing, if any default or failure to observe or perform any covenant or other agreement hereunder or under the Loan Documents occurs (a "General Default"), such General Default is curable, and no specific cure period otherwise applies to such General Default, the General Default may be cured if the Borrower, after receiving written notice from the Bank demanding cure of such General Default cures the General Default within twenty (20) days.

Upon the occurrence of an Event of Default:  (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the Bank’s option and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the Bank’s option, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available under the Loan Documents or under applicable law.

11. Right of Setoff.  In addition to all liens upon and rights of setoff against the Borrower’s money, securities or other property given to the Bank by law, the Bank shall have, with respect to the Borrower’s obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower’s right, title and interest in and to, all of the Borrower’s deposits, moneys, securities and other property now or hereafter in the possession of or on deposit with, or in transit to, the Bank or any other direct or indirect subsidiary of The PNC Financial Services Group, Inc., whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts.  Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower.  Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

12. Power to Confess Judgment.  THE BORROWER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR THE BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST THE BORROWER IN FAVOR OF THE BANK OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY’S COMMISSION OF FIFTEEN PERCENT (15%) OF THE PRINCIPAL AMOUNT OF THE OBLIGATIONS THEN OUTSTANDING; PROVIDED HOWEVER, (A) IF THE ACTUAL ATTORNEY’S FEES INCURRED BY THE BANK OR OTHER HOLDER HEREOF ARE LESS THAN FIFTEEN PERCENT (15%) OF SUCH PRINCIPAL AMOUNT THEN OUTSTANDING AND ALL OBLIGATIONS OWED TO THE BANK BY THE BORROWER HAVE BEEN PAID, THE BANK WILL REFUND (TO THE EXTENT ACTUALLY COLLECTED) TO THE BORROWER AN AMOUNT EQUAL TO THE DIFFERENCE BETWEEN FIFTEEN PERCENT (15%) OF SUCH PRINCIPAL AMOUNT THEN OUTSTANDING AND THE AMOUNT OF SUCH ACTUAL ATTORNEY’S FEES, OR (B) IF THE ACTUAL ATTORNEY’S FEES INCURRED BY THE BANK OR OTHER HOLDER HERE OF EXCEED FIFTEEN PERCENT (15%) OF SUCH PRINCIPAL AMOUNT THEN OUTSTANDING, WHETHER BY REASON OF JUDGMENT BEING CONTESTED OR OTHERWISE, THE BORROWER SHALL PAY TO THE BANK ON DEMAND THE AMOUNT OF ANY SUCH EXCESS AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT.  THE BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED.  INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE.

NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

13. Miscellaneous.  All notices, demands, requests, consents, approvals and other communications required or permitted hereunder (“Notices”) must be in writing (except as may be agreed otherwise above with respect to borrowing requests) and will be effective upon receipt.  Notices may be given in any manner to which the parties may separately agree, including electronic mail.  Without limiting the foregoing, first class mail, facsimile transmission and commercial courier service are hereby agreed to as acceptable methods for giving Notices.  Regardless of the manner in which provided, Notices may be sent to a party’s address as set forth above or to such other address as any party may give to the other for such purpose in accordance with this section.  No delay or omission on the Bank’s part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank’s action or inaction impair any such right or power.  No modification, amendment or waiver of, or consent to any departure by the Borrower from, any provision of this Note will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.  The Borrower agrees to pay on demand, to the extent permitted by law, all reasonable costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank’s counsel.  If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect.  The Borrower and all other makers and indorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment.  The Borrower also waives all defenses based on suretyship or impairment of collateral.  If this Note is executed by more than one Borrower, the obligations of such persons or entities hereunder will be joint and several.  This Note shall bind the Borrower and its heirs, executors, administrators, successors and assigns, and the benefits hereof shall inure to the benefit of the Bank and its successors and assigns; provided, however, that the Borrower may not assign this Note in whole or in part without the Bank’s written consent and the Bank at any time may assign this Note in whole or in part.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the State of Maryland.  This Note will be interpreted and the rights and liabilities of the Bank and the Borrower determined in accordance with the laws of the state of maryland, excluding its conflict of laws rules.  The Borrower hereby irrevocably consents to the exclusive jurisdiction of any State or federal court in the county or judicial district in the State of Maryland; provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any security or against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction.  The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower.  The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

14. Commercial Purpose.  The Borrower represents that the indebtedness is being incurred by the Borrower solely for the purpose of acquiring or carrying on a business, professional or commercial activity, and not for personal, family or household purposes.

15. WAIVER OF JURY TRIAL.  The Borrower irrevocably waives any and all rights the Borrower may have to a trial by jury in any action, proceeding or claim of any nature relating to this Note, any documents executed in connection with this Note or any transaction contemplated in any of such documents.  The Borrower acknowledges that the foregoing waiver is knowing and voluntary.

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the confession of judgment and the waiver of jury trial, and has been advised by counsel as necessary or appropriate.

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WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.

WITNESS / ATTEST:                                                                           EMERGENT BIOSOLUTIONS INC.,
a Delaware corporation

/s/  Lisa Richardson                                                                By:  /s/ R. Don Elsey                                                                (SEAL)
Print Name:   Lisa Richardson                                                               Print Name:   R. D. Elsey
Title:   Senior Director, Treasury                                                          Title:    CFO
(Include title only if an officer of entity signing to the right)

STATE OF MARYLAND                                                                )
) ss:
COUNTY OF   Montgomery                                                                           )

On this, the _28th_ day of ___July_____________,   2011  , before me, a Notary Public, the undersigned officer, personally appeared _________R. Don Elsey  ______________, who acknowledged himself/herself to be the ______________CFO__________________________ of  Emergent BioSolutions Inc., a Delaware corporation, and that he/she, in such capacity, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing on behalf of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_/s/ Kimberly L. Ridgely__________
Notary Public
My commission expires:___11-11-2012______                                              Kimberly L. Ridgely

[Signature Page to Promissory Note]

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